                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  June 22, 2000

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

On June 20, 2000, Morgan Stanley Dean Witter & Co. announced that John W. Madigan had been elected to its board of directors. The election is effective July 1, 2000.

Mr. Madigan is chairman, president and chief executive officer of Tribune Company, a leading media company with television, radio, publishing and interactive businesses. Mr. Madigan will serve in the class of directors whose terms expire in 2001. There will be four directors in the class and the size of Morgan Stanley Dean Witter & Co. Board of Directors will increase to eleven.

On June 22, 2000, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended May 31, 2000. A copy of the press release containing such financial information is annexed as Exhibit
99.1 to this Report and by this reference incorporated herein and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated June 22, 2000 containing financial information for the second quarter ended May 31, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: June 22, 2000

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                       (unaudited, dollars in millions)


                                                                                   Percentage
                                               Quarter Ended                      Change From:      Six Months Ended
                                        ------------------------------------    ---------------  ---------------------
                                         May 31,        May 31,      Feb 29,    May 31, Feb 29,  May 31,      May 31,  Percentage
                                          2000          1999          2000       1999    2000     2000         1999      Change
                                        --------      ---------     --------    ------  -------  -------     -------   ----------
Net revenues
  Securities                            $ 5,450       $  4,260      $  5,922      28%    (8%)  $   11,372     $  8,338     36%
  Asset Management                          629            513           600      23%     5%        1,229        1,022     20%
  Credit Services                           989            872           889      13%    11%        1,878        1,624     16%
                                         ------        -------       -------                   ---------       -------
  Consolidated net revenues             $ 7,068       $  5,645      $  7,411      25%    (5%)  $   14,479     $ 10,984     32%
                                        =======       ========      ========                   ===========   =========

Net income
  Securities                            $ 1,090       $    835      $  1,244      31%   (12%)  $    2,334     $  1,641     42%
  Asset Management                          156            105           158      49%    (1%)         314          212     48%
  Credit Services                           212            211           142       --    49%          354          335      6%
                                        -------      ---------     ---------                  -----------    ---------
  Consolidated net income               $ 1,458       $  1,151      $  1,544      27%    (6%)  $    3,002     $  2,188     37%
                                        =======      =========     =========                  ===========    =========
   Preferred stock dividend
     requirements                       $     9       $     10      $      9     (10%)    --   $       18     $     21    (14%)
                                        =======      =========     =========                  ===========    =========
  Earnings applicable to
     common shares                      $ 1,449       $  1,141      $  1,535      27%    (6%)  $    2,984     $  2,167     38%
                                        =======      =========     =========                  ===========    =========

Earnings per common share
  Basic                                 $  1.32       $   1.03      $   1.40      28%    (6%)  $     2.72     $   1.96     39%
  Diluted                               $  1.26       $   0.97      $   1.34      30%    (6%)  $     2.60     $   1.85     41%


Average common shares outstanding
  Basic                            1,098,245,490  1,108,293,164  1,093,904,751              1,096,007,767  1,107,576,394
  Diluted                          1,145,401,309  1,173,311,370  1,146,854,036              1,146,322,769  1,171,016,370
Period end common shares
  outstanding                      1,124,979,347  1,133,573,998  1,134,181,285              1,124,979,347  1,133,573,998

Return on common equity                     33.0%          31.4%          36.3%                      34.7%          30.5%


-------------------------------------------------

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)


                                                                                    Percentage
                                                           Quarter Ended           Change From:      Six Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    May 31,    May 31,   Feb 29,  May 31,  Feb 29,  May 31,    May 31,   Percentage
                                                     2000       1999      2000     1999     2000     2000       1999       Change
                                                  ---------  ---------  -------- --------  -------  -------   ---------  ----------
Investment banking                                $  1,370   $  1,021  $   1,335     34%      3%  $   2,705   $   1,978       37%
Principal transactions:
       Trading                                       2,501      1,890      2,277     32%     10%      4,778       3,549       35%
       Investments                                    (236)       150        431   (257%)  (155%)       195         415      (53%)
Commissions                                            972        733        984     33%     (1%)     1,956       1,352       45%
Fees:
       Asset management, distribution and
            administration                           1,075        825        966     30%     11%      2,041       1,593       28%
       Merchant and cardmember                         447        357        443     25%      1%        890         698       28%
       Servicing                                       349        310        287     13%     22%        636         563       13%
Interest and dividends                               5,123      3,426      4,749     50%      8%      9,872       7,171       38%
Other                                                   91         67         94     36%     (3%)       185         118       57%
                                                  ---------  --------- ----------                 ----------  ----------
       Total revenues                               11,692      8,779     11,566     33%      1%     23,258      17,437       33%
Interest expense                                     4,420      3,015      3,932     47%     12%      8,352       6,157       36%
Provision for consumer loan losses                     204        119        223     71%     (9%)       427         296       44%
                                                  ---------  --------- ----------                 ----------  ----------
       Net revenues                                  7,068      5,645      7,411     25%     (5%)    14,479      10,984       32%
                                                  ---------  --------- ----------                 ----------  ----------

Compensation and benefits                            3,097      2,413      3,408     28%     (9%)     6,505       4,776       36%
Occupancy and equipment                                174        153        175     14%     (1%)       349         299       17%
Brokerage, clearing and exchange fees                  130        127        121      2%      7%        251         241        4%
Information processing and communications              381        315        346     21%     10%        727         624       17%
Marketing and business development                     502        381        471     32%      7%        973         776       25%
Professional services                                  217        191        183     14%     19%        400         353       13%
Other                                                  272        207        275     31%     (1%)       547         385       42%
                                                  ---------  --------- ----------                 ----------  ----------
       Total non-interest expenses                   4,773      3,787      4,979     26%     (4%)     9,752       7,454       31%
                                                  ---------  --------- ----------                 ----------  ----------

Income before income taxes                           2,295      1,858      2,432     24%     (6%)     4,727       3,530       34%
Income tax expense                                     837        707        888     18%     (6%)     1,725       1,342       29%
                                                  ---------  --------- ----------                 ----------  ----------
Net income                                        $  1,458   $  1,151  $   1,544     27%     (6%) $   3,002   $   2,188       37%
                                                  =========  ========= ==========                 ==========  ==========
Preferred stock dividend requirements             $      9   $     10  $       9    (10%)     --  $      18   $      21      (14%)
                                                  =========  ========= ==========                 ==========  ==========
Earnings applicable to common shares              $  1,449   $  1,141  $   1,535     27%     (6%) $   2,984   $   2,167       38%
                                                  =========  ========= ==========                 ==========  ==========

Compensation and benefits as a % of net revenues        44%        43%        46%                        45%         43%

-----------------------------------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY DEAN WITTER & CO.
                     Securities Income Statement Information
                        (unaudited, dollars in millions)



                                                                                   Percentage
                                                           Quarter Ended          Change From:      Six Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    May 31,    May 31,   Feb 29,  May 31,  Feb 29,  May 31,    May 31,  Percentage
                                                     2000       1999      2000     1999     2000     2000        1999     Change
                                                  ---------  ---------  -------- --------  -------  -------   --------- ----------
Investment banking                               $  1,337  $    994  $   1,291      35%      4%   $  2,628   $  1,928      36%
Principal transactions:
     Trading                                        2,501     1,890      2,277      32%     10%      4,778      3,549      35%
     Investments                                     (242)      145        423    (267%)  (157%)       181        406     (55%)
Commissions                                           968       733        979      32%     (1%)     1,947      1,352      44%
Asset management, distribution and
     administration fees                              505       348        436      45%     16%        941        659      43%
Interest and dividends                              4,354     2,897      4,003      50%      9%      8,357      6,059      38%
Other                                                  91        67         94      36%     (3%)       185        118      57%
                                                 --------- --------- ----------                  ---------  ---------
     Total revenues                                 9,514     7,074      9,503      34%      --     19,017     14,071      35%
Interest expense                                    4,064     2,814      3,581      44%     13%      7,645      5,733      33%
                                                 --------- --------- ----------                   ---------  ---------
     Net revenues                                   5,450     4,260      5,922      28%     (8%)    11,372      8,338      36%
                                                 --------- --------- ----------                   ---------  ---------

Compensation and benefits                           2,764     2,132      3,067      30%    (10%)     5,831      4,220      38%
Occupancy and equipment                               137       118        140      16%     (2%)       277        228      21%
Brokerage, clearing and exchange fees                 110        97        102      13%      8%        212        181      17%
Information processing and communications             244       185        214      32%     14%        458        356      29%
Marketing and business development                    184       134        157      37%     17%        341        250      36%
Professional services                                 166       130        136      28%     22%        302        241      25%
Other                                                 158       118        174      34%     (9%)       332        223      49%
                                                 --------- --------- ----------                   ---------  ---------
     Total non-interest expenses                    3,763     2,914      3,990      29%     (6%)     7,753      5,699      36%
                                                 --------- --------- ----------                   ---------  ---------
Income before income taxes                          1,687     1,346      1,932      25%    (13%)     3,619      2,639      37%
Income tax expense                                    597       511        688      17%    (13%)     1,285        998      29%
                                                 --------- --------- ----------                   ---------  ---------
Net income                                       $  1,090  $    835  $   1,244      31%    (12%)  $  2,334   $  1,641      42%
                                                 ========= ========= ==========                   =========  =========

Compensation and benefits as a % of net revenues      51%       50%        52%                         51%        51%
Non-compensation expenses as a % of net revenues      18%       18%        16%                         17%        18%
Profit margin (1)                                     20%       20%        21%                         21%        20%

-------------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Asset Management Income Statement Information
                        (unaudited, dollars in millions)


                                                                                    Percentage
                                                           Quarter Ended           Change From:      Six Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    May 31,    May 31,   Feb 29,  May 31,  Feb 29,  May 31,    May 31,   Percentage
                                                     2000       1999      2000     1999     2000     2000       1999       Change
                                                  ---------  ---------  -------- --------  -------  -------   ---------  ----------
Investment banking                                $   33   $    27    $    44      22%      (25%)  $     77   $     50      54%
Principal transactions:
     Investments                                       6         5          8      20%      (25%)        14          9      56%
Commissions                                            4         0          5       *       (20%)         9          0       *
Asset management, distribution and
     administration fees                             570       477        530      19%        8%      1,100        934      18%
Interest and dividends                                19         7         13     171%       46%         32         34      (6%)
                                                 -------- ---------   --------                     ---------  ---------
     Total revenues                                  632       516        600      22%        5%      1,232      1,027      20%
Interest expense                                       3         3          0       --         *          3          5     (40%)
                                                 -------- ---------   --------                    ---------  ---------
     Net revenues                                    629       513        600      23%        5%      1,229      1,022      20%
                                                 -------- ---------   --------                    ---------  ---------

Compensation and benefits                            198       158        186      25%        6%        384        314      22%
Occupancy and equipment                               22        23         21      (4%)       5%         43         47      (9%)
Brokerage, clearing and exchange fees                 20        30         19     (33%)       5%         39         60     (35%)
Information processing and communications             19        21         18     (10%)       6%         37         42     (12%)
Marketing and business development                    38        33         36      15%        6%         74         66      12%
Professional services                                 24        30         21     (20%)      14%         45         60     (25%)
Other                                                 45        37         31      22%       45%         76         68      12%
                                                 -------- ---------   --------                     ---------  ---------
     Total non-interest expenses                     366       332        332      10%       10%        698        657       6%
                                                 -------- ---------   --------                     ---------  ---------
Income before income taxes                           263       181        268      45%       (2%)       531        365      45%
Income tax expense                                   107        76        110      41%       (3%)       217        153      42%
                                                 -------- ---------   --------                     ---------  ---------
Net income                                        $  156   $   105    $   158      49%       (1%)  $    314   $    212      48%
                                                 ======== =========   ========                    =========  =========

Compensation and benefits as a % of net revenues     31%       31%        31%                           31%        31%
Non-compensation expenses as a % of net revenues     27%       34%        24%                           26%        34%
Profit margin (1)                                    25%       20%        26%                           26%        21%

-------------------------------------------------
(1)  Net income as a % of net revenues.


                                                 MORGAN STANLEY DEAN WITTER & CO.
                                           Credit Services Income Statement Information
                                                 (unaudited, dollars in millions)

                                                                              Percentage
                                                   Quarter Ended              Change From:     Six Months Ended
                                          ----------------------------       -------------     ----------------
                                          May 31,    May 31,    Feb 29,      May 31,  Feb 29,   May 31,  May 31,     Percentage
                                           2000       1999       2000         1999     2000     2000      1999         Change
                                          ------     ------    -------       ------  -------    ------   ------      ----------
Fees:
     Merchant and cardmember             $    447   $     357   $   443       25%        1%    $    890   $  698        28%
     Servicing                                349         310       287       13%       22%         636      563        13%
                                         --------   ---------   -------                        --------   ------
     Total non-interest revenues              796         667       730       19%        9%       1,526    1,261        21%

Interest revenue                              750         522       733       44%        2%       1,483    1,078        38%
Interest expense                              353         198       351       78%        1%         704      419        68%
                                         --------   ---------    ------                        --------   ------
     Net interest income                      397         324       382       23%        4%         779      659        18%

Provision for consumer loan losses            204         119       223       71%       (9%)        427      296        44%
                                         --------   ---------    ------                        --------   ------
     Net credit income                        193         205       159       (6%)      21%         352      363        (3%)
                                         --------   ---------    ------                        --------   ------
     Net revenues                             989         872       889       13%       11%       1,878    1,624        16%
                                         --------   ---------    ------                        --------   ------

Compensation and benefits                     135         123       155       10%      (13%)        290      242        20%
Occupancy and equipment                        15          12        14       25%        7%          29       24        21%
Information processing and communications     118         109       114        8%        4%         232      226         3%
Marketing and business development            280         214       278       31%        1%         558      460        21%
Professional services                          27          31        26      (13%)       4%          53       52         2%
Other                                          69          52        70       33%       (1%)        139       94        48%
                                         --------   ---------    ------                        --------   ------

     Total non-interest expenses              644         541       657       19%       (2%)      1,301    1,098        18%
                                         --------   ---------    ------                        --------   ------
Income before income taxes                    345         331       232        4%       49%         577      526        10%
Income tax expense                            133         120        90       11%       48%         223      191        17%
                                        ---------   ---------   -------                        --------   ------
Net income                              $     212   $     211   $   142        --       49%    $   354    $  335         6%
                                        =========   =========   =======                        ========   ======

Compensation and benefits
as a % of net revenues                         14%         14%       17%                            15%       15%
Non-compensation expenses
as a % of net revenues                         51%         48%       56%                            54%       53%
Profit margin (1)                              21%         24%       16%                            19%       21%


-------------------------------------------------
(1)  Net income as a % of net revenues.

                                                 MORGAN STANLEY DEAN WITTER & CO.
                                           Credit Services Income Statement Information
                                                 (unaudited, dollars in millions)
                                                       (Managed loan basis)

                                                                                             Percentage    Six Months
                                                          Quarter Ended                      Change From:    Ended
                                                  -----------------------------------      -------------  --------------
                                                   May 31,        May 31,      Feb 29,    May 31, Feb 29, May 31, May 31, Percentage
                                                    2000           1999         2000       1999    2000    2000    1999    Change
                                                  --------       --------     ----------   -----   ----- -------   ------ ---------
Fees:
     Merchant and cardmember                      $    591       $    494       $    585     20%    1%   $ 1,176   $  967     22%
     Servicing                                           0              0              0      --    --         0        0      --
                                                  --------       --------       --------                 -------   ------
     Total non-interest revenues                       591            494            585     20%    1%     1,176      967     22%

Interest revenue                                     1,558          1,221          1,440     28%    8%     2,998    2,402     25%
Interest expense                                       688            449            646     53%    7%     1,334      900     48%
                                                  --------       --------       --------                 -------   ------
     Net interest income                               870            772            794     13%   10%     1,664    1,502     11%

Provision for consumer loan losses                     472            394            490     20%   (4%)      962      845     14%
                                                  --------       --------       --------                 -------   ------
     Net credit income                                 398            378            304      5%   31%       702      657      7%
                                                  --------       --------       --------                 -------   ------
     Net revenues                                      989            872            889     13%   11%     1,878    1,624     16%
                                                  --------       --------       --------                 -------   ------

Compensation and benefits                              135            123            155     10%  (13%)      290      242     20%
Occupancy and equipment                                 15             12             14     25%    7%        29       24     21%
Information processing and communications              118            109            114      8%    4%       232      226      3%
Marketing and business development                     280            214            278     31%    1%       558      460     21%
Professional services                                   27             31             26    (13%)   4%        53       52      2%
Other                                                   69             52             70     33%   (1%)      139       94     48%
                                                  --------       --------       --------                 -------   ------
     Total non-interest expenses                       644            541            657     19%   (2%)    1,301    1,098     18%
                                                  --------       --------       --------                 -------   ------
Income before income taxes                             345            331            232      4%   49%       577      526     10%
Income tax expense                                     133            120             90     11%   48%       223      191     17%
                                                  --------       --------       --------                 -------   ------
Net income                                        $    212       $    211       $    142      --   49%   $   354   $  335      6%
                                                  ========       ========       ========                 =======   ======


Compensation and benefits as a % of net revenues        14%            14%            17%                     15%      15%
Non-compensation expenses as a % of net revenues        51%            48%            56%                     54%      53%
Profit margin (1)                                       21%            24%            16%                     19%      21%

---------------------------------------------------
(1)  Net income as a % of net revenues.

                                          MORGAN STANLEY DEAN WITTER & CO.
                                     Financial Information and Statistical Data
                                                     (unaudited)

                                                                 Quarter Ended                   Percentage Change From:
                                                 ----------------------------------------------  --------------------------
                                                  May 31, 2000    May 31, 1999    Feb 29, 2000   May 31, 1999  Feb 29, 2000
                                                 --------------- ---------------  -------------  ------------  ------------
MSDW
Total assets (millions)                          $      418,000  $      342,000   $      408,000         22%         2%
Period end common shares outstanding              1,124,979,347   1,133,573,998    1,134,181,285         (1%)       (1%)
Book value per common share                      $        15.66  $        13.00   $        15.31         20%         2%
Shareholders' equity (millions) (1)              $       18,510  $       15,749   $       18,252         18%         1%
Total capital (millions) (2)                     $       46,954  $       40,007   $       43,540         17%         8%


SECURITIES ($ billions)

Private Client Group
     Global financial advisors                           13,513          12,038           13,072         12%         3%
     Total client assets                         $          660  $          519   $          682         27%        (3%)
     Fee-based client account assets (3)         $          128  $           74   $          121         73%         6%

Institutional Securities (4)
     Mergers and acquisitions
      announced transactions (5)
          MSDW global market volume              $        671.0  $        308.3   $        423.6
          Rank                                                1               3                1
     Worldwide equity and related issues (5)
          MSDW global market volume              $         26.5  $         21.9   $         13.1
          Rank                                                2               1                2

ASSET MANAGEMENT ($ billions)

Assets under management or supervision
Products offered primarily to individuals
     Mutual funds
          Equity                                 $          106  $           84   $          115         26%        (8%)
          Fixed income                                       49              56               51        (13%)       (4%)
          Money markets                                      52              42               51         24%         2%
                                                 --------------  --------------   --------------
          Total mutual funds                                207             182              217         14%        (5%)

     ICS Assets                                              29              21               27         38%         7%
     Other                                                   42              38               48         11%       (13%)
                                                 --------------  --------------   --------------
     Sub-total Individual                                   278             241              292         15%        (5%)
                                                 --------------  --------------   --------------

Products offered primarily to institutional clients
     Mutual funds                                            35              29               36         21%        (3%)
     Separate accounts, pooled vehicle
      and other arrangements                                132             135              127         (2%)        4%
                                                 --------------  --------------   --------------


     Sub-total Institutional                                167             164              163          2%         2%
                                                 --------------  --------------   --------------

Total assets under management or supervision     $          445  $          405   $          455         10%        (2%)
                                                 ==============  ==============   ==============


-------------------------------------------------
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)  Source: Thomson Financial Securities Data.
(5)  Information is year to date and stated on a calendar year basis.


                                                 MORGAN STANLEY DEAN WITTER & CO.
                                            Financial Information and Statistical Data
                                                 (unaudited, dollars in millions)


                                                                              Percentage              Six Months
                                               Quarter Ended                  Change From:              Ended
                                     ----------------------------------      -------------          ---------------
                                     May 31,      May 31,      Feb 29,     May 31,     Feb 29,       May 31,  May 31,     Percentage
                                     2000         1999         2000        1999         2000         2000     1999        Change
                                     -------     --------     --------     -----       ------        ------   ------     ---------
CREDIT SERVICES
Owned consumer loans
     Period end                     $ 22,506  $   14,588  $    23,757         54%         (5%)   $    22,506  $  14,588      54%
     Average                        $ 23,459  $   14,664  $    23,191         60%          1%    $    23,326  $  15,533      50%

Managed consumer loans (1)
     Period end                     $ 43,701  $   32,805  $    41,988         33%          4%    $    43,701  $  32,805      33%
     Average                        $ 42,961  $   32,258  $    41,023         33%          5%    $    41,997  $  32,575      29%
     Interest yield                    13.69%      14.39%       13.35%     (0.70 pp)    0.34 pp        13.52%     14.23%  (0.71 pp)
     Interest spread                    7.31%       8.81%        7.03%     (1.50 pp)    0.28 pp         7.17%      8.61%  (1.44 pp)
     Net charge-off rate                4.21%       5.55%        4.66%     (1.34 pp)   (0.45 pp)        4.43%      5.91%  (1.48 pp)
     Delinquency rate (over 30 days)    5.11%       5.94%        5.57%     (0.83 pp)   (0.46 pp)        5.11%      5.94%  (0.83 pp)

Credit Card
     Transaction volume
     (billions)                      $  21.9  $     16.3  $      23.5         34%         (7%)   $      45.4   $   31.8      43%
     Accounts (millions)                40.4        37.5         39.2          8%          3%           40.4       37.5       8%
     Active accounts (millions)         23.1        21.2         22.8          9%          2%           23.1       21.2       9%
     Average receivables per average
      active account (actual $)      $ 1,868  $    1,536  $     1,816         22%          3%    $     1,842   $  1,544      19%
     Discover Business Services'
      increase in merchant locations
      (thousands)                        174         155           99         12%         76%            273        252       8%

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(1)  Includes owned and securitized consumer loans.

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